Third Quarter Fiscal Year 2019 Financial Results Mark Aslett President and CEO Conference call: Dial (877) 303-6977 in the USA and Canada, Michael Ruppert (760) 298-5079 in all other countries Executive Vice President and CFO Webcast login at www.mrcy.com/investor April 30, 2019, 5:00 pm ET Webcast replay available by 7:00 p.m. ET April 30, 2019 © 2019 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2019 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2019 Mercury Systems, Inc. 2

Introduction • Record Q3 fiscal 2019 financial results • Completed 3 acquisitions since January 2019: GECO, Athena, Syntonic • Deployed ~$700M for 10 acquisitions over last 3 ½ years • 24% revenue and 51% adj. EBITDA CAGR FY14-FY18 • Strategy for continued long-term shareholder value creation: – Adj. EBITDA margins greater than 20% – High single-digit, low double-digit organic revenue growth – Targeting 20% total growth including acquisitions • Now expect 10-11% fiscal 2019 organic revenue growth, up 3-4 pts YoY Raising full fiscal year 2019 guidance © 2019 Mercury Systems, Inc. 3

Financial highlights Q3 FY19 vs. Q3 FY18 LTM Q3 FY19 vs. LTM Q3 FY18 • Record bookings up 26% • Record bookings up 36% • Record revenue up 50% • Record revenue up 38% • Organic revenue(1) up 31% • Organic revenue(1) up 16% • GAAP net income up 282% • GAAP net income up 11% • Record adjusted EBITDA up 55% • Record adjusted EBITDA up 39% • Record backlog up 30% • Record backlog up 30% • Operating cash flow up $25 million • Operating cash flow up $70 million • Free cash flow up $22 million • Free cash flow up $65 million (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. © 2019 Mercury Systems, Inc. 4

Favorable growth environment driving improved results • Estimated LTV of top 30 programs/pursuits grew more than 4.5x in last 6 years • Favorable trends – delayering, flight to quality, outsourcing, taking share • Strongly positioned in well-funded DoD priorities and need for modernization • Significant design win momentum in Radar, EW, EO/IR, C4I, weapons • Growth in defense budget and investment outlays • Leading conduit for commercially-developed technologies applied to defense • Sensor and effector mission systems (SEMS) revenue up 48% YoY, C4I up 74% © 2019 Mercury Systems, Inc. 5

Q3 FY19 strategic achievements and business outlook • Buildout of West Coast RF manufacturing facilities progressing • Themis and Germane integration on track, strong financial performance • Acquired GECO, integration under way, new growth opportunities identified • R&D strategy based on need for U.S.-designed/produced technology paying off • Continuing to invest in R&D for secure hardware and software technologies • Business outlook remains strong – new design wins and organic growth • Supplementing organic growth with M&A; very robust opportunity pipeline • Recent acquisitions of Athena and Syntonic broaden capabilities © 2019 Mercury Systems, Inc. 6

Acquisitions of Athena and Syntonic Combined $46M purchase price funded through existing revolver, expand security and RF capabilities The Athena Group Syntonic Microwave • Based in Gainesville, FL • Based in Campbell, CA • Premier provider of security, • Provider of advanced synthesizers, cryptography, anti-tamper and wideband phase coherent tuners signal processing technologies and microwave converters • Continues M&A and organic • Strengthens Mercury’s RF product investment theme of trust and portfolio to address advanced EW, embedded security ELINT, and SIGINT applications • Complementary to Microsemi • Strong traction and growth in the carve-out acquisition and Intelligence Community acquisition of LIT • Attractive positions on airborne EW • Embedded in millions of ASIC and modernization programs FPGA devices © 2019 Mercury Systems, Inc. 7

Summary • On track for continued strong performance in fiscal 2019 • Business growing faster than industry overall; expect 10-11% organic growth • Realizing manufacturing and M&A integration synergies • Continued double-digit revenue and adj. EBITDA growth, strong cash flow • Expect to achieve high-end of our target model over time by: – Driving high-single / low-double digit organic growth supplemented by accretive M&A – Investing to develop new technologies, expand and optimize facilities, attract/retain talent – Improving margins, on-time delivery and working capital via operational improvements – Keeping organic operating expense growth rate below revenue growth rate – Fully integrating acquired businesses to generate cost and revenue synergies • Anticipating continued strong performance in Q4 fiscal 2019 Raising full fiscal year 2019 guidance © 2019 Mercury Systems, Inc. 8

Q3 FY19 vs. Q3 FY18 In $ millions, except percentage and per share data Q3 FY18 Q3 FY19 Change Bookings $150.4 $189.7 26% Book-to-Bill 1.29 1.09 Backlog $429.3 $558.2 30% 12-Month Backlog 321.0 367.3 Revenue $116.3 $174.6 50% Organic Revenue Growth(1) (6%) 31% Gross Margin 45.4% 42.3% (3.1 pts) Operating Expenses $45.9 $51.8 13% Selling, General & Administrative 21.1 27.4 Research & Development 15.0 17.4 Amortization/Restructuring/Acquisition 9.8 6.9 GAAP Net Income $3.7 $14.1 282% Effective Tax Rate 37.4% 27.5% GAAP EPS $0.08 $0.29 263% Weighted Average Diluted Shares 47.5 48.0 Adjusted EPS(2) $0.30 $0.50 67% Adj. EBITDA(2) $25.1 $38.8 55% % of revenue 21.6% 22.2% Operating Cash Flow $0.9 $26.2 30x Free Cash Flow(2) ($2.6) $19.2 n.a. Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 9

Balance Sheet As of (In $ millions)(1) 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 ASSETS Cash & cash equivalents $44.2 $66.5 $72.9 $93.9 $112.5 Accounts receivable, net 141.6 143.8 153.9 168.3 170.7 Inventory, net 117.1 108.6 121.2 126.4 131.7 PP&E, net 51.3 51.0 50.8 53.1 55.9 Goodwill and intangibles, net 685.7 675.3 704.2 696.3 724.3 Other 17.0 19.3 24.0 18.6 17.3 TOTAL ASSETS $1,056.9 $1,064.5 $1,127.0 $1,156.6 $1,212.4 LIABILITIES AND S/E AP and accrued expenses $69.8 $59.1 $61.2 $70.7 $83.1 Other liabilities 36.3 38.5 49.2 49.9 40.4 Debt(2)(3) 195.0 195.0 240.0 240.0 276.5 Total liabilities 301.1 292.6 350.4 360.6 400.0 Stockholders' equity 755.8 771.9 776.6 796.1 812.4 TOTAL LIABILITIES AND S/E $1,056.9 $1,064.5 $1,127.0 $1,156.6 $1,212.4 Notes: (1) Rounded amounts used. (2) On January 29, 2019 (in Q3 FY19), Mercury acquired GECO Avionics, LLC, and borrowed $36.5 million on its revolving credit facility to fund the acquisition. (3) On April 18, 2019 (in Q4 FY19), Mercury acquired The Athena Group and Syntonic Microwave LLC, and borrowed $48.0 million on its existing revolving credit facility to fund the acquisitions. © 2019 Mercury Systems, Inc. 10

Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 Net Income $3.7 $10.1 $7.5 $12.4 $14.1 Depreciation and amortization 11.4 12.0 11.5 11.7 11.6 Other non-cash items, net 3.3 5.1 5.5 4.6 6.3 Change in Working Capital Accounts receivable, unbilled receivables, and (10.6) (2.9) (5.9) (15.0) (1.2) costs in excess of billings Inventory (2.5) 8.7 (4.6) (4.9) (4.0) Accounts payable and accrued expenses (8.7) (8.2) (2.0) 9.2 8.0 Other 4.2 0.8 8.0 7.3 (8.6) Changes in Operating Assets and Liabilities (17.5) (1.6) (4.5) (3.4) (5.8) Operating Cash Flow 0.9 25.6 20.0 25.3 26.2 Capital expenditures (3.5) (4.0) (3.7) (7.1) (7.1) Free Cash Flow(2) $(2.6) $21.6 $16.3 $18.2 $19.2 Free Cash Flow(2) / Adjusted EBITDA(2) n.a. 57% 52% 49% 49% Free Cash Flow(2) / GAAP Net Income n.a. 214% 218% 147% 136% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 11

FY19 annual guidance In $ millions, except percentage and per share data FY18(1) FY19(2) Change Revenue $493.2 $642.0 - $651.0 30% - 32% Gross Margin 45.8% 43.3% - 43.5% (2.5) - (2.3) pts Operating Expenses $178.9 $203.4 - $205.9 14% - 15% GAAP Net Income $40.9 $45.2 - $47.4 11% - 16% Effective tax rate(3) 4% 28% GAAP EPS $0.86 $0.95 - $0.99 11% - 15% Weighted-average diluted shares outstanding 47.5 47.9 Adjusted EPS(4) $1.42 $1.79 - $1.83 26% - 29% Adj. EBITDA(4) $114.6 $141.5 - $144.5 24% - 26% % of revenue 23.2% 22.0% - 22.2% Notes: (1) FY18 figures are as reported in the Company’s earnings release dated July 31, 2018. (2) The guidance included herein is from the Company’s earnings release dated April 30, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 12

Q4 FY19 guidance In $ millions, except percentage and per share data Q4 FY18(1) Q4 FY19(2) Change Revenue $152.9 $164.2 - $173.2 7% - 13% Gross Margin 44.7% 43.6% - 44.5% (1.1) - (0.2) pts Operating Expenses $49.4 $52.9 - $55.4 7% - 12% GAAP Net Income $10.1 $11.3 - $13.4 12% - 33% Effective tax rate(3) 39% 27% GAAP EPS $0.21 $0.23 - $0.28 10% - 33% Weighted-average diluted shares outstanding 47.5 48.1 Adjusted EPS(4) $0.47 $0.42 - $0.47 (11%) - 0% Adj. EBITDA(4) $37.7 $34.1 - $37.1 (10%) - (2%) % of revenue 24.6% 20.8% - 21.4% Notes: (1) Q4 FY18 figures are as reported in the Company’s earnings release dated July 31, 2018. (2) The guidance included herein is from the Company’s earnings release dated April 30, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 13

Summary • Record bookings with 1.09 book-to-bill and record backlog • Record revenue increases 50% YoY; 31% organic revenue growth • GAAP net income and record adjusted EBITDA exceeded guidance • Significant YoY growth in operating and free cash flow • Completed acquisitions of GECO, Athena and Syntonic • M&A opportunities are robust and well aligned with our strategy • Expect strong Q4 & FY19 performance; raising full year guidance © 2019 Mercury Systems, Inc. 14

Appendix © 2019 Mercury Systems, Inc.

Adjusted EPS reconciliation Q4 FY19(2) FY19(2) (In thousands, except per share data) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Low High Low High Earnings per share(1) $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 $ 0.21 $ 0.86 $ 0.16 $ 0.26 $ 0.29 $ 0.23 $ 0.28 $ 0.95 $ 0.99 Net Income $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 $ 10,101 $ 40,883 $ 7,479 $ 12,383 $ 14,109 $ 11,300 $ 13,400 $ 45,200 $ 47,400 Amortization of intangible assets 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 7,436 26,004 7,181 6,939 6,786 6,300 6,300 27,200 27,200 Restructuring and other charges 297 69 459 1,127 1,952 95 313 1,384 1,367 3,159 504 23 46 - - 600 600 Impairment of long-lived assets - - - - - - - - - - - - - - - - - Acquisition and financing costs 553 1,114 569 153 2,389 854 1,366 1,909 799 4,928 1,043 762 787 700 700 3,300 3,300 Fair value adjustments from purchase accounting 2,077 870 270 462 3,679 509 84 539 860 1,992 620 - 93 - - 700 700 Litigation and settlement expense (income), net - 100 - 17 117 - - - - - - 179 146 - - 300 300 Stock-based and other non-cash compensation expense 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 4,309 17,615 4,743 5,338 4,914 4,700 4,700 19,700 19,700 Impact to income taxes (6,085) (4,441) (3,576) (4,500) (18,602) (11,951) (8,615) (4,082) (2,621) (27,269) (3,073) (3,009) (2,850) (2,600) (2,600) (11,400) (11,400) Adjusted income $ 8,895 $ 11,897 $ 13,217 $ 15,422 $ 49,431 $ 17,793 $ 13,049 $ 14,219 $ 22,251 $ 67,312 $ 18,497 $ 22,615 $ 24,031 $ 20,400 $ 22,500 $ 85,600 $ 87,800 Adjusted earnings per share(1) $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 $ 0.47 $ 1.42 $ 0.39 $ 0.47 $ 0.50 $ 0.42 $ 0.47 $ 1.79 $ 1.83 Weighted-average shares outstanding: Basic 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 46,873 46,719 47,048 47,189 47,258 Diluted 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 47,521 47,471 47,697 47,705 47,958 48,100 48,100 47,900 47,900 Notes: (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. © 2019 Mercury Systems, Inc. 16

Adjusted EBITDA reconciliation

														Q4 FY19[2]		FY19[2]	
(In thousands)	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17	Q1 FY18	Q2 FY18	Q3 FY18	Q4 FY18	FY18	Q1 FY19	Q2 FY19	Q3 FY19	Low	High	Low	High
Net income	$ 3,819	$ 5,204	$ 7,048	$ 8,804	$24,875	$17,953	$ 9,133	$ 3,696	$10,101	$ 40,883	$ 7,479	$12,383	$14,109	$11,300	$13,400	$ 45,200	$ 47,400
Other non-operating adjustments, net[1]	(732)	(129)	(378)	(107)	(1,346)	222	(326)	(694)	3	(795)	365	(18)	(502)	-	-	(200)	(200)
Interest expense (income), net	1,782	1,888	1,756	1,680	7,106	(16)	104	999	1,731	2,818	2,193	2,125	2,268	2,400	2,400	9,100	9,100
Income Taxes	(1,259)	1,779	3,170	2,503	6,193	(8,381)	1,335	2,209	6,527	1,690	3,129	4,483	5,357	4,200	5,000	17,100	17,900
Depreciation	2,718	2,966	3,233	3,672	12,589	3,700	3,775	4,277	4,521	16,273	4,365	4,769	4,790	4,500	4,600	18,400	18,500
Amortization of intangible assets	4,602	4,888	4,732	5,458	19,680	5,637	5,827	7,104	7,436	26,004	7,181	6,939	6,786	6,300	6,300	27,200	27,200
Restructuring and other charges	297	69	459	1,127	1,952	95	313	1,384	1,367	3,159	504	23	46	-	-	600	600
Impairment of long-lived assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition and financing costs	553	1,114	569	153	2,389	854	1,366	1,909	799	4,928	1,043	762	787	700	700	3,300	3,300
Fair value adjustments from purchase accounting	2,077	870	270	462	3,679	509	84	539	860	1,992	620	-	93	-	-	700	700
Litigation and settlement expense (income), net	-	100	-	17	117	-	-	-	-	-	-	179	146	-	-	300	300
Stock-based and other non-cash compensation expense	3,632	4,093	3,715	3,901	15,341	4,696	4,941	3,669	4,309	17,615	4,743	5,338	4,914	4,700	4,700	19,700	19,700
Adjusted EBITDA	$ 17,489	$ 22,842	$ 24,574	$ 27,670	$ 92,575	$ 25,269	$ 26,552	$ 25,092	$ 37,654	$ 114,567	$ 31,622	$ 36,983	$ 38,794	$ 34,100	$ 37,100	$ 141,500	$ 144,500

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

(2) Rounded amounts used.

© 2019 Mercury Systems, Inc.

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Free cash flow reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Cash flows from operations $ 10,283 $ 14,238 $ 24,889 $ 9,736 $ 59,146 $ 8,028 $ 8,779 $ 873 $ 25,641 $ 43,321 $ 20,029 $ 25,301 $ 26,218 Capital expenditures (6,050) (7,703) (13,036) (6,055) (32,844) (3,628) (3,964) (3,475) (4,039) (15,106) (3,727) (7,075) (7,060) Free cash flow $ 4,233 $ 6,535 $ 11,853 $ 3,681 $ 26,302 $ 4,400 $ 4,815 $ (2,602) $ 21,602 $ 28,215 $ 16,302 $ 18,226 $ 19,158 © 2019 Mercury Systems, Inc. 18

Organic revenue reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Organic revenue $ 63,339 $ 68,072 $ 75,080 $ 71,208 $ 277,699 $ 93,498 $ 104,957 $ 100,625 $ 134,358 $ 433,438 $ 112,801 $ 130,326 $ 139,812 Acquired revenue(1) 24,310 29,942 32,237 44,400 130,889 12,571 12,955 15,711 18,509 59,746 31,255 28,763 34,824 Net revenues $ 87,649 $ 98,014 $ 107,317 $ 115,608 $ 408,588 $ 106,069 $ 117,912 $ 116,336 $ 152,867 $ 493,184 $ 144,056 $ 159,089 $ 174,636 Notes: (1) Acquired revenue for all preceding periods presented has not been recast for comparative purposes. © 2019 Mercury Systems, Inc. 19